UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (14th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed today on December 14, 2017 (the “Original Form 8-K”) solely to correct an error on slide 6 of the investor presentation furnished as Exhibit 99.1 thereto (the “Exhibit”), which has been corrected on Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

Item 7.01	Regulation FD.

The slide presentations (the “Presentations”) attached hereto as Exhibit 99.1 is a replacement of the Exhibit furnished on the Original Form 8-K.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. In addition, the Presentations contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Presentations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Investor Presentations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: December 14, 2017

EXHIBIT INDEX

Exhibit No.	Document
99.1	Investor Presentations

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